Exhibit 10.2

CONFIRMATION OF LEASE TERM

This confirmation of Lease Term is entered into as of June 24, 2011 between Beckman/Carlsbad I, LLC, (“Landlord”), and NTN Buzztime, Inc. (“Tenant”).

WHEREAS, Landlord and Tenant entered into that certain lease dated February 24, 2011 for the Premises located at 2231 Rutherford Road, Suite 200, Carlsbad, CA 92008 (the “Lease”).

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties hereto agree as follows:

1.	Lease Term. Landlord and Tenant agree that the Lease Term as defined in the Lease commences on June 24, 2011 (“Lease Commencement Date”) and ends on November 30, 2018 (“Lease Expiration Date”).

The parties have caused this Confirmation of Lease Term to be executed as of the date first set forth above.

TENANT:

NTN Buzztime, Inc., a Delaware Corporation

By: /s/ Kendra Berger
Name: Kendra Berger
Title: CFO
Date: 6/30/11

LANDLORD:
BECKMAN/CARLSBAD, I, LLC, a California limited liability company

By: /s/ William R. Beckman
Name: William R. Beckman
Title: Managing Member
Date: 7/1/11